Exhibit 99.1

Cardinal Financial Corporation November 2006

Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and other reports filed and furnished to the Securities and Exchange Commission. 1

Stock Profile NASDAQ-CFNL Share Price (9/29/06) $10.96 52 Week Range $9.89 - $13.68 Shares Outstanding 24.4 million Market Capitalization $267.4 million Average Daily Volume 83,247 Price / Book 1.75x Price/ Tangible Book 1.93x 2

Investment Summary• Strong management team • Premier market • Quality asset growth • Earnings momentum • Shareholder focused • Attractive valuation 3

Company Profile 4

Company Profile • Founded in 1998 • Bank holding company with mortgage and wealth management subsidiaries• Headquartered in Tysons Corner, Virginia • Assets of $1.5 billion – One of the largest bank holding companies in Virginia • Total of 30 banking and mortgage offices 5

Source: SNL Financial-12/31/05 Vineyard National Bancorp  $1,713,638 72.8% Signature Bank $4,384,938 59.0% First Community Bancorp $3,226,411 55.1% Pinnacle Financial Partners, Inc. $1,016,772 55.1% Cardinal Financial Corporation $1,452,287 47.6%   Total assets (millions) 5 year CAGR Public banks with $1 to $5 billion in assetsNation’s 5th Fastest Growing Bank 6

Management Team Strong, experienced leadership team with proven track record – Senior managers average 25 years in financial services 7

Cardinal Chairman & CEOBernard ClineburgMore than three decades experience in local banking market Management Team – Joined Cardinal in October 2001 • Grown assets from $280 million to $1.5 billion Addition of mortgage and wealth management positions Cardinal as full-service financial services company8

A Premier Banking Market Washington D.C. Area 9

Washington D.C. Area Fourth largest regional economy in U.S. Second wealthiest market in nation 23% growth in Gross Regional Product over 5 years Nation’s strongest job market Ranked #1 among America’s 10 largest cities Home of the U.S. Government Largest number of Inc. 500 companies 54 local companies with market cap of $1 billion+10 for Financial ServicesD.C. Area $131 billion in total deposits 20% growth 2005-2006 Cardinal based in Tysons Corner, VA Region’s largest office market Banking & mortgage offices in 4 of top 10 wealthiest U.S. counties 1. Loudoun $98,483 2. Fairfax $94,610 6. Montgomery $82,187 7. Prince William $81,904Source: U.S. Census survey by median household income A Growing Market 11

A Decade of Consolidation

CARDINAL

Out-of-state banks now control 81% of NoVA market

Local Target	Acquirer	Assets (000s)	Branches	Year
James Monroe Bank	Mercantile / MD	$544,871	6	2006
Community Bank	Mercantile / MD	$879,919	14	2005
Riggs Bank	PNC / PA	$5,899,713	48	2005
Southern Financial	Provident / MD	$1,106,906	28	2004
Sequoia	United / WV	$523,800	12	2003
First Virginia	BB&T / NC	$11,227,587	364	2003
F&M - MD	Mercantile / MD	$2,094,986	49	2003
F&M - VA	BB&T / NC	$3,568,780	163	2001
Crestar	SunTrust / GA	$26,161,173	396	1998
Franklin National	BB&T / NC	$507,079	9	1998
George Mason	United / WV	$963,293	22	1998
Central Fidelity	Wachovia / NC	$10,569,656	244	1998
Signet Bank	Wachovia / NC	$11,852,901	230	1997
Total Consolidation		**$75,900,664**	**1,585**	

Mercantile Bankshares acquired by PNC – Q1'07: 41 branches in NoVA with $1.8 billion in deposits.

12

Growth and ConsolidationStrong market growth amid consolidation and turmoil in local banking provides Cardinal with opportunities Retail and commercial customers “up for grabs” following sale of local banks. Cardinal offers personalized, relationship-based service. Customers deal directly with locally-based decision-makers. Ability to recruit top quality banking talent. 13

Northern Virginia Sources: 1University of Virginia Weldon Cooper Center 2SNL Financial 3 354,039 26% 26% 4 Prince William11 1 1 4 Current Cardinal Branches 1,036,578 115,420 119,844 257,240 Total Population 20052 (Actual)26% 28% 3 Spotsylvania 6% 7% N/A Fairfax 29% 30% 2 Stafford 49% 52% 1 Loudoun Projected Population Increase 2005-20102 Population Increase 2000-20051 Virginia Growth Ranking County Targeted Growth14

Current Banking Centers15

Financial Overview 16

Cardinal Financial Corp. $632 million $1.094 billion $1.54 billion $0.32 $6.9 million 9/30/2005 0% $1.55 billion Assets 28% $807 million Loans 8% $1.176 billion Deposits (10)% $0.29* EPS 4% $7.2 million* Net Income % Change 9/30/2006 Highlights17 *Excludes impairment loss incurred in Q3’06 of $1.9 million after tax.

Rapid Annual Growth*Five-years through 12/31/05 5-Year CAGR* Loans – 36% Deposits – 46% Total Assets – 48% 18

Rising ProfitabilityPre-Tax Net Income (Loss) 19 * *Excludes impairment loss incurred in Q3’06 of $2.927 million pretax.

Exceptional Credit QualityCumulative net charge-offs from 1998 to 3Q 2006 = $220,000 Loan loss reserves at 9/30/06 = 1.14% Negligible delinquencies Less than 2% of portfolio unsecured 20

Efficiency Ratio *Excludes impairment loss incurred in Q3’06 of $2.927 million pretax. 21 *

Pre-tax Income by Operating Segment 22 *Excludes impairment loss incurred in Q3’06 of $2.927 million pretax.

Rising Profitability – Bank Only

Pre-Tax Net Income (Loss)



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,120
$3,765
$4,866
$7,877
$10,563
2002
2003
2004
2005
9/30/2006

23

Pre-tax income up 139% from 9/30/2005 to 9/30/2006. Strong growth continues during 2006—income up 147%. 23 banking locations 15 opened since September 2003 First Maryland office to open in 4Q/2006 Second Arlington office to open by end of 4Q/2006 Cardinal Bank Highlights 24

Efficiency Ratio – Bank Only 25 97%74%72%70%64%0%20%40%60%80%100%20022003200420059/30/2006

Target Deposit MixTarget 26 Certificates of Deposit 40% Money Market Savings 20% Demand Deposits 20% Interest Checking 20%

Target Loan Mix Current (September 30, 2006) 27 C&I10%Residential Mortgage/ Home Equity/ Consumer31%Gov't Contracting2%Construction19%Commercial RE38%

Commercial Real Estate Portfolio September 30, 2006 Non Owner Occupied 31% Owner Occupied 36% Commercial ADC 14% Residential ADC 19% 28

September 30, 2006Commercial Real Estate Portfolio 29 Residential ADC14%Commercial ADC 19% Office29%Special Purpose20%Multifamily3% Retail 5%Warehouse/Industrial 10%

September 30, 2006Commercial Real Estate Portfolio 30

George Mason MortgageRemains profitable in difficult climateAcquired July 2004 for $17 million cash Originates loans in eight states through seven retail offices with 161 employees (year over year decrease of 55 employees) Focus on purchase money transactions Builder Management AgreementsSpot / Realtor 2005 production $4.3 billion--72% purchase money mortgages Funded with $650 million in warehouse line commitments Cardinal - $400 millionOutside sources - $250 million 31

George Mason Mortgage 32

 Trust and Investment Services Investing today for future growth • $5.6 billion in managed and custodial assets acquired in 2006 - Institutional and personal trust • Business fundamentally strong • Experienced, respected management team • 100% client retention 33

Strong client base • Mutual Funds • Corporations • Investment Advisors • Hedge Funds • ERISA Retirement Plans • Personal Trust Accounts Trust and Investment Services 34

Strategic Priorities35

Local Market StrategyContinue de novo branch expansion Target D.C. and Maryland suburbs Deepen Northern Virginia presence Clarendon/Ballston, Gainesville, Springfield Continue to recruit commercial market movers Drive customers to branches with innovative products and aggressive marketing 36

Future Branch Expansion37

Acquisition StrategyBanking Highly disciplined approach Focus on Virginia population centers High quality institutions Strong local market leadershipNon-Banking Focus on complementary product line offerings Insurance agency Real estate brokerage 38

Stock Valuation39

40 Virginia Bank Holding Companies 2.13% 1.98% $773 1924 Middleburg Bank 2.99% 2.02% $2,077 1902 Union Bankshares 2.75% 2.05% $2,097 1999 TowneBank 2.28% 2.00% $1,593 1900 Virginia Financial 3.60% 3.60% $1,878 1988 Virginia Commerce 1.93% 1.75% $1,549 1998 Cardinal Financial Price/ Tangible Book2 Price/ Book2 Total Assets1 Year Founded 1. Millions – as of 9/30/06 2. Based on 9/29/06 stock price

Attractive ValuationBook Value per share $6.26 Tangible Book Value per share $5.68 Price/Book Value* 175% Price/Tangible Book Value* 193% Current Market Cap* $267.4 million *Based on 9/29/06 stock price 41

Stock Price Appreciation42 Investors in May 2002 stock offering have seen 213% appreciation Investors in December 2003 stock offering have gained 54%

Stock Appreciation Continues43 $39.8 million raised in May 2005 Secondary Stock Offering at $8.25 per share Investors have enjoyed 33% appreciation rate

Stock Performance44 SM

Future Branch Expansion45

Cardinal Financial Corporation November 2006